UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                       April 05, 2006

Diversified Corporate Resources, Inc.

(Exact name of Registrant as specified in its charter)

Texas	0-13984	75-1565578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10670 North Central Expressway

Suite 600

Dallas, Texas 75231

(Address of principal executive offices)

(972) 458-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 8.01.          Other Events.

On April 5, 2006, the Company issued a press release entitled “Diversified Corporate Resources Announces Transactions to Significantly Reduce Cost of Working Capital Financing and to Eliminate Factoring”.  A copy of such press release is attached as Exhibit 99.1, and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated April 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversified Corporate Resources, Inc.
Registrant

Date: April 6, 2006	By:	/s/ J. Michael Moore
J. Michael Moore Chief Executive Officer